Loans Held for Investment	3 Months Ended
Mar. 31, 2020
Receivables [Abstract]
Loans Held for Investment

3. Loans Held for Investment

The Company’s investments in SFR Loans, mezzanine loans, and preferred equity are accounted for as loans held for investment. The following table summarizes our loans held for investment as of March 31, 2020 (dollars in thousands).

				Weighted Average
Loan Type	Outstanding Face Amount	Carrying Value (1)	Loan Count	Fixed Rate	Coupon (2)		Life (years) (3)

March 31, 2020

SFR Loans, held-for-investment	$863,109	$933,219	27	100.00%	4.91%		8.11

Mezzanine loan, held-for-investment	3,250	3,222	1	0.00%	8.00	% (4)	1.84

Preferred equity, held-for-investment	18,877	19,060	3	100.00%	8.85%		5.31

	$885,236	$955,501	31	99.63%	5.01%		8.02

(1)	Carrying value includes the outstanding face amount plus unamortized purchase premiums/discounts and any allowance for loan losses.
(2)	The weighted-average coupon is weighted on current principal balance.
(3)

The weighted-average life is weighted on current principal balance and assumes no prepayments. The maturity date for preferred equity investments represents the maturity date of the senior mortgage, as the preferred equity investments require repayment upon the sale or refinancing of the asset.

(4)

Interest for the Mezzanine loan is calculated using the March 31, 2020 WSJ Prime of 3.25% plus a spread of 9.0%. A fixed minimum rate of 8.0% is paid in cash on a monthly basis. The difference between the 8.0% minimum monthly payment and the stated rate is accrued as paid-in-kind (“PIK”) interest and is compounded on a monthly basis. Accrued PIK is to be paid at maturity.

For the three months ended March 31, 2020, the loan and preferred equity portfolio activity was as follows (in thousands):

	Held-for-Investment	Total

Balance at December 31, 2019	$—	$—

Contributions from noncontrolling interests in the OP	957,200	957,200

Proceeds from principal repayments	(455)	(455)

Amortization of loan premium, net (1)	(1,032)	(1,032)

Loan loss provision, net (2)	(212)	(212)

Balance at March 31, 2020	$955,501	$955,501

(1)	Includes net amortization of loan purchase premiums.
(2)	Based on management’s judgment and estimate of credit losses. See Note 2 for additional information.

As of March 31, 2020, there were $70.3 million of unamortized premiums on loans held-for-investment, net on the Consolidated Balance Sheet.

As discussed in Note 2, the Company evaluates loans classified as held-for-investment on a loan-by-loan basis every quarter. In conjunction with the review of our portfolio, we assess the risk factors of each loan and assign a risk rating based on a variety of factors. Loans are rated “1” through “5,” from least risk to greatest risk, respectively. See Note 2 for a more detailed discussion of the risk factors and ratings. The following table allocates the principal balance and net book value of the loan portfolio based on our internal risk ratings (dollars in thousands):

March 31, 2020
Risk Rating	Number of Loans	Carrying Value	% of Loan Portfolio

1	—	$—	—

2	—	—	—

3	31	955,501	100.00%

4	—	—	—

5	—	—	—

	31	$955,501	100.00%

As of March 31, 2020, all 31 loans held-for-investment in our portfolio were rated “3,” or “Satisfactory” based on the factors assessed by the Company and discussed in Note 2.

The following tables present the geographies and property types of collateral underlying the Company’s loans held-for-investment as a percentage of the loans’ face amounts:

Geography	March 31, 2020

Georgia	44.15%

Florida	22.32%

Texas	6.68%

Minnesota	5.29%

Alabama	4.21%

New Jersey	2.04%

Maryland	1.94%

North Carolina	1.91%

Mississippi	1.14%

Michigan	1.08%

Oklahoma	1.05%

Tennessee	0.98%

Connecticut	0.94%

Missouri	0.85%

New York	0.72%

Illinois	0.71%

Nebraska	0.65%

Virginia	0.64%

Massachusetts	0.61%

Ohio	0.51%

Indiana	0.50%

South Carolina	0.45%

Pennsylvania	0.25%

Kentucky	0.22%

Arkansas	0.15%

100.00%

Collateral Property Type	March 31, 2020

Single Family Rental	97.50%

Multifamily	2.50%

100.00%